UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2017

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01.	Entry into a Material Definitive Agreement.

On October 10, 2017, MabVax Therapeutics Holdings, Inc., a Delaware corporation (the “Company”) entered into a subscription agreement (the “Subscription Agreement”) with select accredited investors relating to the Company’s registered direct offering, issuance and sale (the “Offering”) of 769,231 shares (the “Shares”) of the Company’s common stock, $0.01 par value per share. The purchase price per Share was $0.65. The Company has not engaged an underwriter or placement agent in connection with the Offering.

Proceeds from the Offering shall be used to continue clinical studies currently underway for the Company’s therapeutic antibodies and for working capital and general corporate purposes.

 A copy of the form of Subscription Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

The net proceeds to the Company from the Offering, after deducting the Company’s estimated offering expenses, are expected to be approximately $470,000. The Offering is expected to close on or before October 12, 2017.

The Shares were issued pursuant to the Company’s previously filed and effective Registration Statement on Form S-3 that was filed with the Securities and Exchange Commission on July 14, 2017, as amended July 21, 2017, and declared effective July 27, 2017 (File No. 333- 219291). The Company filed a prospectus supplement (“Prospectus Supplement”) related to the registered direct offering dated October 10, 2017.

The foregoing summaries of the terms of the Subscription Agreement are subject to, and qualified in their entirety by, such documents attached hereto as Exhibit 10.1, and incorporated herein by reference.

A copy of the opinion of Sichenzia Ross Friedman Ference LLP relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

Item 9.01	Financial Statements and Exhibits

Exhibit
No.	Description
5.1	Opinion of Sichenzia Ross Ference Kesner LLP
10.1	Form of Subscription Agreement, dated October 10, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: October 11, 2017	/s/ Gregory P. Hanson
Gregory P. Hanson
Chief Financial Officer